F I N A N C I A L R E S U L T S 4Q17 January 12, 2018

4Q17 Financial highlights

Reported
Excluding significant items[1]

	ROTCE[2]	Common equity Tier 1[3]	Net payout LTM[4]
Reported	8%	12.1%	98%
Excluding significant items[1]	13%	12.4%	90%

- 4Q17 net income of $4.2B and EPS of $1.07; net income of $6.7B and EPS of $1.76 excluding the impact of significant items[1]
  - Managed revenue of $25.5B[5]
  - Adjusted expense of $14.8B[6] and adjusted overhead ratio of 58%[6]
- Fortress balance sheet
  - Average core loans[7] up 6% YoY and 2% QoQ
  - Basel III Fully Phased-In CET1 capital of $184B[3], Standardized CET1 ratio of 12.1%[3] and Advanced CET1 ratio of 12.7%[3]
- Delivered strong capital return
  - $6.7B[8] returned to shareholders in 4Q17, including $4.7B of net repurchases
  - Common dividend of $0.56 per share

Significant items ($mm, excluding EPS)

	Pretax	Net income	EPS
4Q17 Impact of the enactment of the Tax Cuts and Jobs Act ("TCJA")[9]	($145)	($2,446)	($0.69)

[1] Significant items include the impact of the enactment of TCJA of $2,446mm after-tax in 4Q17 and a legal benefit of $406 million after-tax in 2Q17. See note 4 on slide 12
[2] See note 2 on slide 12
[3] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 7 on slide 12
[4] Last twelve months ("LTM"). Net of stock issued to employees
[5] See note 1 on slide 12
[6] See note 3 on slide 12
[7] See note 8 on slide 12
[8] Net of stock issued to employees
[9] Represents the estimated impact of the TCJA; the estimate may be refined in future periods as further information becomes available. See note 4 on slide 12

FINANCIAL RESULTS
1
JPMORGAN CHASE & CO.

Tax Cuts and Jobs Act – impact to JPM financials

Impact to 4Q17 results[1] ($B)

		CIB	CB	Corporate	Firmwide
Managed results[2]	Revenue	($0.3)	$0.1	$ –	($0.1)
	Tax expense/(benefit)	(0.4)	–	2.7	2.3
	Net income	$0.1	$0.1	($2.7)	($2.4)
Capital	Change in DTL on capital deductions				($1.1)
	Total impact to Capital				($3.6)
	CET1 ratio[3]				~(25) bps

Deemed repatriation:	($3.7)B
Deferred tax revaluation:	$2.1B
Other[4]:	($0.8)B

Expect the effective tax rate to be ~19% in 2018 and ~20% in the near-term

Key questions and current expectations

- **Will JPM actually repatriate cash and if so how will it be used?**
  - No significant remittance of cash expected – we have capital and liquidity requirements in foreign entities – it is a deemed repatriation
- **Why does a reduction of 14% in the federal tax rate translate into a lower reduction in the JPM effective tax rate?**
  - Difference driven by the geographic mix of taxable income, non-deductibility of FDIC fees and the impact of a lower tax rate on other deductions
- **Do you anticipate JPM will be subject to the Base Erosion Anti-abuse Tax ("BEAT")?**
  - Uncertain – but we do not expect any material impact from BEAT
- **How and when do the tax benefits get competed away?**
  - Uncertain – competitive dynamics will be different across businesses and products and will play out over time
- **Does the lower tax rate change JPM's capital distribution plan?**
  - Our capital hierarchy and strategy do not change – 1H18 distributions based on 2017 CCAR
- **What will be the impact on JPM's businesses?**
  - IB fees – positive for M&A and ECM, negative for DCM – overall net positive
  - Corporate Lending – supportive to corporate loan demand over time
  - Home Lending – small negative (home price appreciation slightly lower) but de minimis overall impact to demand
- **What is JPM doing to share the benefit with its employees, customers and communities?**
  - In addition to programs already in place, we are planning a broad set of strategic and sustainable benefits for our employees, customers and communities

Expect tax reform to be a catalyst for economic activity and growth

Note: Totals may not sum due to rounding
[1] Represents the estimated impact of the TCJA; the estimate may be refined in future periods as further information becomes available. See note 4 on slide 12
[2] See note 1 on slide 12
[3] Represents estimated common equity Tier 1 ("CET1") ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 7 on slide 12
[4] Revaluation of tax-oriented investments

FINANCIAL RESULTS
2
JPMORGAN CHASE & CO.

$ O/(U) 4Q17 3Q17 4Q16 Net interest income $13.4 $0.2 $1.3 Noninterest revenue 12.1 (1.0) (0.2) Managed revenue1 25.5 (0.8) 1.1 Expense 14.6 0.3 0.8 Credit costs 1.3 (0.1) 0.4 Reported net income $4.2 ($2.5) ($2.5) Net income applicable to common stockholders $3.8 ($2.5) ($2.5) Reported EPS $1.07 ($0.69) ($0.64) ROE2 7% 11% 11% ROTCE2,3 8 13 14 Overhead ratio – managed1,2 57 55 57 Memo: Adjusted expense 4 $14.8 $0.4 $1.2 Memo: Adjusted overhead ratio 1,2,4 58% 55% 56% Note: Totals may not sum due to rounding 1 See note 1 on slide 12 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 12 4 See note 3 on slide 12 5 Significant items include the impact of the enactment of TCJA of $2,446mm after-tax in 4Q17. See note 4 on slide 12 $B, excluding EPS 4Q17 Financial results1 F I N A N C I A L R E S U L T S  Firmwide total credit reserves of $14.7B  Consumer reserves of $9.5B – net build of $16mm in 4Q17  Wholesale reserves of $5.2B – net build of $28mm in 4Q17 4Q17 ROE O/H ratio CCB 19% 55% CIB 12% 60% CB 18% 39% AWM 28% 70% $B 4Q17 3Q17 4Q16 Net charge-offs $1.3 $1.3 $1.3 Reserve build/(release) – 0.2 (0.4) Credit costs $1.3 $1.5 $0.9 4Q17 Ex-significant items5: Net income: EPS: ROE: ROTCE: $6.7B $1.76 11% 13% 3

FY17 Financial results[1]

$B, excluding EPS

	FY2017	FY2016	$ O/(U) FY2016
Net interest income	$51.4	$47.3	$4.1
Noninterest revenue	52.2	51.9	0.4
Managed revenue[1]	103.6	99.1	4.5
Expense (Included contribution to the Foundation of $350mm)	58.4	55.8	2.7
Credit costs	5.3	5.4	(0.1)
Reported net income	$24.4	$24.7	($0.3)
Net income applicable to common stockholders	$22.6	$22.8	($0.3)
Reported EPS	$6.31	$6.19	$0.12
ROE[2]	10%	10%	
ROTCE[2,3]	12	13	
Overhead ratio – managed[1,2]	56	56	
Memo: Adjusted expense[4]	*$58.5*	*$56.1*	*$2.4*
Memo: Adjusted overhead ratio[1,2,4]	*57%*	*57%*	

- Net capital distributions of $22.3B[5] including common dividends of $7.5B, or $2.12 per share, and net repurchases of $14.8B[5]
- Average core loan growth of 8%[6]
- Firmwide net reserve release of $97mm – net build in Consumer of $325mm and net release in Wholesale of $422mm

FY17 Ex-significant items[7]:

Net income:	$26.5B
EPS:	$6.87
ROE:	11%
ROTCE:	13%

Note: Totals may not sum due to rounding
[1] See note 1 on slide 12
[2] Actual numbers for all periods, not over/(under)
[3] See note 2 on slide 12
[4] See note 3 on slide 12
[5] Net of stock issued to employees
[6] See note 8 on slide 12
[7] Significant items include the impact of the enactment of TCJA of $2,446mm after-tax in 4Q17 and a legal benefit of $406 million after-tax in 2Q17. See note 4 on slide 12

FINANCIAL RESULTS
4
JPMORGAN CHASE & CO.

$B, except per share data 1 Estimated for the current period. Reflects the capital rules to which the Firm will be subject commencing January 1, 2019. See note 7 on slide 12 2 Estimated for the current period. Reflects the supplementary leverage rules to which the Firm is subject to since January 1, 2018. See note 7 on slide 12 3 See note 2 on slide 12 Fortress balance sheet and capital F I N A N C I A L R E S U L T S 4Q17 3Q17 4Q16 Basel III Standardized Fully Phased-In1 CET1 capital $184 $187 $182 CET1 capital ratio 12.1% 12.5% 12.3% Tier 1 capital $209 $212 $207 Tier 1 capital ratio 13.8% 14.2% 14.1% Total capital $238 $242 $237 Total capital ratio 15.8% 16.2% 16.1% Risk-weighted assets $1,512 $1,492 $1,475 Firm SLR 2 6.5% 6.6% 6.5% Total assets (EOP) $2,534 $2,563 $2,491 Tangible common equity (EOP) 3 $183 $187 $183 Tangible book value per share 3 $53.56 $54.03 $51.44 4Q17 Basel III Advanced Fully Phased-In of 12.7%1  ~40bps QoQ decline in Basel III Standardized Fully Phased-In CET1 ratio driven by the impact of the enactment of TCJA and loan growth 5

Consumer & Community Banking[1]

$mm	4Q17	$ O/(U) 3Q17	$ O/(U) 4Q16
Revenue	$12,070	$37	$1,051
Consumer & Business Banking	5,557	149	783
Home Lending[2]	1,442	(116)	(248)
Card, Merchant Services & Auto[3]	5,071	4	516
Expense	6,672	177	369
Credit costs	1,231	(286)	282
Net charge-offs	1,216	(1)	17
Change in allowance	15	(285)	265
Net income	$2,631	$78	$267

Key drivers/statistics ($B)[4]	4Q17	3Q17	4Q16
Equity	$51.0	$51.0	$51.0
ROE	19%	19%	17%
Overhead ratio	55	54	57
Average loans	$475.0	$469.8	$466.9
Average deposits	652.0	645.7	607.2
CCB households (mm)[5,6]	61.0	61.2	60.4
Active mobile customers (mm)	30.1	29.3	26.5
Debit & credit card sales volume[5]	$245.1	$231.1	$220.0

- Average deposits up 7% YoY
- Average loans up 2% and core loans up 8% YoY
- Active mobile customers up 13% YoY
- Client investment assets up 17%; credit card sales and merchant processing volume each up 13% YoY

Financial performance

- Net income of $2.6B, up 11% YoY
- Revenue of $12.1B, up 10% YoY, driven by higher NII on deposit margin expansion and strong deposit growth and higher auto lease income
- Expense of $6.7B, up 6% YoY, driven by higher auto lease depreciation and business growth
- Credit costs of $1.2B, up $282mm YoY
  - 4Q16 included $275mm of reserve release in the Home Lending PCI portfolio

Key drivers/statistics ($B) – detail by business

	4Q17	3Q17	4Q16
Consumer & Business Banking			
Average Business Banking loans	$23.3	$23.2	$22.2
Business Banking loan originations	1.8	1.7	1.6
Client investment assets (EOP)	273.3	262.5	234.5
Deposit margin	2.06%	2.02%	1.80%
Home Lending			
Average loans	$240.7	$238.2	$234.2
Loan originations[7]	24.4	26.9	29.1
EOP total loans serviced	816.1	821.6	846.6
Net charge-off/(recovery) rate[8,9]	(0.03)%	0.02%	0.10%
Card, Merchant Services & Auto			
Card average loans	$143.5	$141.2	$136.2
Auto average loans and leased assets	82.2	80.8	77.9
Auto loan and lease originations	8.2	8.8	8.0
Card net charge-off rate	2.97%	2.87%	2.67%
Card Services net revenue rate	10.64	10.95	10.14
Credit Card sales volume[10]	$168.0	$157.7	$148.5
Merchant processing volume	321.4	301.6	284.9

[1] See note 1 on slide 12
For additional footnotes see slide 14

FINANCIAL RESULTS
6
JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm			
		$ O/(U)	
	4Q17	3Q17	4Q16
Revenue	$7,478	($1,112)	($983)
Investment banking revenue	1,637	(68)	150
Treasury Services	1,078	20	128
Lending	336	5	(10)
Total Banking	3,051	(43)	268
Fixed Income Markets (Included impact of TCJA of ($259)mm[8])	2,217	(947)	(1,152)
Equity Markets	1,148	(215)	(2)
Securities Services	1,012	5	125
Credit Adjustments & Other	50	88	(222)
Total Markets & Investor Services	4,427	(1,069)	(1,251)
Expense	4,513	(255)	341
Credit costs	130	156	328
Net income	$2,316	($230)	($1,115)
Key drivers/statistics ($B)[2]			
Equity	$70.0	$70.0	$64.0
ROE	12%	13%	20%
Overhead ratio	60	56	49
Comp/revenue	27	27	20
IB fees ($mm)	$1,758	$1,819	$1,612
Average loans	111.5	112.5	118.0
Average client deposits[3]	417.0	421.6	390.8
Assets under custody ($T)	23.5	22.7	20.5
ALL/EOP loans ex-conduits and trade[4,5,6]	1.92%	1.79%	1.86%
Net charge-off/(recovery) rate[6]	0.08	0.07	0.10
Average VaR ($mm)[7]	$32	$30	$39

Financial performance

- Net income of $2.3B on revenue of $7.5B
- Banking revenue
  - IB revenue of $1.6B, up 10% YoY, driven by strength across products
    - Ranked #1 in Global IB fees for FY2017
  - Treasury Services revenue of $1.1B, up 13% YoY, driven by the impact of higher interest rates and growth in operating deposits
  - Lending revenue of $336mm
- Markets & Investor Services revenue
  - Markets revenue of $3.4B, down 26% YoY
    - Fixed Income Markets revenue of $2.2B, down 34% YoY, driven by low volatility and tighter credit spreads against a strong prior year quarter
    - Equity Markets revenue of $1.1B, flat YoY
      - 4Q17 included a loss of $143mm on a margin loan to a single client
  - Securities Services revenue of $1.0B, up 14% YoY
- Expense of $4.5B, up 8% YoY, driven by higher compensation expense
- Credit costs of $130mm driven by a reserve build for the same single client

[1] See note 1 on slide 12
[2] Actual numbers for all periods, not over/(under)
[3] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[4] ALL/EOP loans as reported was 1.27%, 1.17% and 1.27% for 4Q17, 3Q17 and 4Q16, respectively
[5] See note 6 on slide 12
[6] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[7] See note 11 on slide 14
[8] Represents the estimated impact of the TCJA; the estimate may be refined in future periods as further information becomes available

FINANCIAL RESULTS
7
JPMORGAN CHASE & CO.

FINANCIAL RESULTS

Commercial Banking[1]

$mm		$ O/(U)	
	4Q17	3Q17	4Q16
Revenue	$2,353	$207	$390
Middle Market Banking[2]	870	22	117
Corporate Client Banking[2]	711	23	66
Commercial Term Lending	356	(11)	1
Real Estate Banking	166	9	38
Other (Included impact of TCJA of $115mm[5])	250	164	168
Expense	912	112	168
Credit costs	(62)	(15)	(186)
Net income	$957	$76	$270

Key drivers/statistics ($B)[3]	4Q17	3Q17	4Q16
Equity	$20.0	$20.0	$16.0
ROE	18%	17%	16%
Overhead ratio	39	37	38
Gross IB Revenue ($mm)	$587	$570	$608
Average loans	202.8	200.2	188.9
Average client deposits	181.8	176.2	180.0
Allowance for loan losses	2.6	2.6	2.9
Nonaccrual loans	0.6	0.7	1.1
Net charge-off/(recovery) rate[4]	0.04%	0.04%	0.11%
ALL/loans[4]	1.26	1.30	1.55

[1] See note 1 on slide 12
[2] Certain clients were transferred from Middle Market Banking to Corporate Client Banking in the second quarter of 2017. The prior period amounts have been revised to conform with the current period presentation.
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[5] Represents the estimated impact of the TCJA; the estimate may be refined in future periods as further information becomes available
[6] Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings for CB are generally based on client segments and do not align with regulatory definitions

Financial performance

- Record net income of $957mm, up 39% YoY and up 9% QoQ
- Record revenue of $2.4B, up 20% YoY and 10% QoQ
  - Net interest income of $1.6B, up 18% YoY and 3% QoQ
  - Gross IB revenue of $587mm, down 3% YoY and up 3% QoQ
- Expense of $912mm, up 23% YoY and 14% QoQ
  - 4Q17 includes ~$100mm of impairment on leased equipment
- Credit costs net benefit of $62mm
  - Net charge-off rate of 4 bps
- Average loan balances of $203B, up 7% YoY and 1% QoQ
  - C&I[6] up 6% YoY and 1% QoQ
  - CRE[6] up 9% YoY and 1% QoQ
- Average client deposits of $182B, up 1% YoY and 3% QoQ

8

JPMORGAN CHASE & CO.

4Q17 3Q17 4Q16 Revenue $3,374 $129 $287 Asset Management 1,705 118 155 Wealth Management 1,669 11 132 Expense 2,348 167 173 Credit costs 9 1 20 Net income $654 ($20) $68 Key drivers/statistics ($B)2 Equity $9.0 $9.0 $9.0 ROE 28% 29% 25% Pretax margin 30 33 30 Assets under management (AUM) $2,034 $1,945 $1,771 Client assets 2,789 2,678 2,453 Average loans 127.8 125.4 115.1 Average deposits 142.1 144.5 158.3 $ O/(U) Asset & Wealth Management1 1 See note 1 on slide 12 2 Actual numbers for all periods, not over/(under)  Net income of $654mm, up 12% YoY and down 3% QoQ  Record revenue of $3.4B, up 9% YoY and 4% QoQ  Expense of $2.3B, up 8% YoY and 8% QoQ  Record AUM of $2.0T, up 15% YoY and 5% QoQ  Record client assets of $2.8T, up 14% YoY and 4% QoQ  Net inflows of $30B into long-term products and $10B into liquidity products  Average loan balances of $128B, up 11% YoY and 2% QoQ  Average deposit balances of $142B, down 10% YoY and 2% QoQ $mm Financial performance F I N A N C I A L R E S U L T S 9

4Q17 3Q17 4Q16 Treasury and CIO $66 ($9) $263 Other Corporate (2,392) (2,395) (2,248) Net income ($2,326) ($2,404) ($1,985) $ O/(U) Corporate1 Treasury and CIO  Net income of $66mm, up $263mm YoY, primarily due to the benefit of higher rates Other Corporate  Net loss of $2.4B, compared with a net loss of $0.1B in the prior year 1 See note 1 on slide 12 2 Represents the estimated impact of the TCJA; the estimate may be refined in future periods as further information becomes available $mm Financial performance F I N A N C I A L R E S U L T S Included impact of TCJA of ($2.7)B2 10

Outlook

Firmwide

- As a result of the change in tax rate due to TCJA, expect a reduction in tax-equivalent adjustments, decreasing both managed revenue and managed tax expense by ~$1.2B on an annual run-rate basis
- New revenue recognition accounting rule expected to increase both FY2018 revenue and expense by ~$1.2B, with the vast majority of the impact in AWM
- Expect FY2018 effective tax rate to be ~19%
- Expect 1Q18 net interest income to be modestly lower QoQ due to the impact of TCJA and day count

FINANCIAL RESULTS

11

JPMORGAN CHASE & CO.

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $67.04, $66.95 and $64.06 at December 31, 2017, September 30, 2017, and December 31, 2016, respectively. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excluded Firmwide legal expense/(benefit) of $(207) million, $(107) million and $230 million for the three months ended December 31, 2017, September 30, 2017, and December 31, 2016, and $(35) million and $(317) million for the years ended December 31, 2017 and 2016, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of adjusted managed net revenue, which excluded a legal benefit of $645 million for the three months ended June 30, 2017. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 4. On December 22, 2017, the Tax Cuts & Jobs Act (“TCJA”) was signed into law. The fourth quarter of 2017 and full-year 2017 results reflect the estimated impact of the enactment of the TCJA, which resulted in a $2.4 billion decrease to net income. The full year results also included a legal benefit of $406 million (after-tax) related to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts. Net income, EPS and ROE excluding the impact of these significant items are non-GAAP financial measures. Management believes these measures help investors understand the effect of these items on reported results. 5. Net charge-offs and net charge-off rates exclude the impact of PCI loans. 6. CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio. Notes on key performance measures 7. Estimated as of December 31, 2017. The Basel III supplementary leverage ratio (“SLR”), to which the Firm is subject to since January 1, 2018, and Basel III Fully Phased- In capital, risk-weighted assets and capital ratios, to which the Firm will be subject on January 1, 2019, are all considered key regulatory capital measures. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, including the Collins Floor, see Capital Risk Management on pages 76-85 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2016 and pages 42-48 of the Firm's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. 8. Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Notes F I N A N C I A L R E S U L T S 12

Notes Reconciliation of the impact of the enactment of TCJA1 F I N A N C I A L R E S U L T S 1 See note 4 on slide 12 2 Represents the estimated impact of the TCJA; the estimate may be refined in future periods as further information becomes available 3 Revaluation of tax-oriented investments Impact to 4Q17 firmwide reported GAAP results2 $mm Revenue3 ($520) Deemed repatriation 3,728 Deferred tax revaluation (2,090) Other business impacts 288 Tax expense/(benefit) 1,926 Net income ($2,446) Reconciliation $mm Repor ed GAAP revenue ($520) Tax-equivalent adjustment 375 Managed FTE revenue ($145) Reported GAAP tax expense/(benefit) $1,926 Tax-equivalent adjustment 375 Managed FTE tax expense/(benefit) $2,301 13

Additional Notes on slide 6 – Consumer & Community Banking 2. Formerly Mortgage Banking 3. Formerly Card, Commerce Solutions & Auto 4. Actual numbers for all periods, not over/(under) 5. The prior period amounts have been revised to conform with the current period presentation 6. During 3Q17, Card refined its inactive credit card account policy, resulting in more frequent reviews and closures of certain inactive accounts. The impact of this refinement was a cumulative decrease of 0.3mm CCB households in 2H17 (0.2mm in 4Q17 and 0.1mm in 3Q17) 7. Firmwide mortgage origination volume was $26.6B, $29.2B and $33.5B, for 4Q17, 3Q17 and 4Q16, respectively 8. Excludes purchased credit-impaired (PCI) write-offs of $20mm, $20mm and $32mm for 4Q17, 3Q17 and 4Q16, respectively. See note 5 on slide 12 9. Excludes the impact of PCI loans. See note 5 on slide 12 10. Excludes Commercial Card Additional Note on slide 7 – Corporate & Investment Bank 11. The Firm refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. This refinement was intended to more appropriately reflect the risk exposure from certain asset-backed products. In the absence of this refinement, the average CIB VaR would have been higher by $2 million and $5 million for the three months ended December 31, 2017 and September 30, 2017, respectively. Notes F I N A N C I A L R E S U L T S 14

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. F I N A N C I A L R E S U L T S 15